UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 11, 2013

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Thomas W. Casey served as Executive Vice President and Chief Financial Officer of CC Media Holdings, Inc. and its subsidiaries Clear Channel Capital I, LLC, Clear Channel Communications, Inc. (“CCU”) and Clear Channel Outdoor Holdings, Inc. until July 29, 2013.  In connection with Mr. Casey’s termination of employment, on September 11, 2013 CCU and Mr. Casey entered into a Severance Agreement and General Release (the “Agreement”) pursuant to which CCU agreed to pay Mr. Casey: (1) $198,000, representing the amount previously earned by Mr. Casey pursuant to a supplemental incentive plan with respect to 2012 performance, and (2) as provided in Mr. Casey’s previous Employment Agreement dated December 15, 2009 (the “Employment Agreement”), and in exchange for the Agreement and Mr. Casey’s release of claims and provided that Mr. Casey does not revoke the Agreement: (a) a prorated annual bonus with respect to the days he was employed during 2013, calculated as provided in the Employment Agreement; (b) an “equity value preservation payment” equal to $5,000,000; and (c) a $2,700,000 severance payment paid over 18 months.  However, if Mr. Casey violates the non-compete provision of Section 7 of the Employment Agreement during the 18-month period above (but without regard to whether Mr. Casey’s activities are within or outside the non-compete area specified in such provision), the severance payments referred to in (c) above shall cease.

The foregoing summary is qualified in its entirety by reference to the text of the Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

10.1
Severance Agreement and General Release by and between Clear Channel Communications, Inc. and Thomas W. Casey, dated September 11, 2013 (incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Current Report on Form 8-K filed on September 13, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: September 13, 2013	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1
Severance Agreement and General Release by and between Clear Channel Communications, Inc. and Thomas W. Casey, dated September 11, 2013 (incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Current Report on Form 8-K filed on September 13, 2013).